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                                                                      EXHIBIT 23



                      CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in this Registration Statement on Form S-8 of Bryn Mawr Bank Corporation of our report dated January 19, 1995, on our audits of the consolidated financial statements of Bryn Mawr Bank Corporation.



                                        Coopers & Lybrand L.L.P.



Philadelphia, Pennsylvania

August 17, 1995